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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                December 26, 2004
                                 Date of Report
                        (Date of earliest event reported)


                                META Group, Inc.
               (Exact Name of Registrant as Specified in Charter)


         Delaware                        0-27280                  06-0971675
(State or Other Jurisdiction      (Commission File Number)     (I.R.S. Employer
    Identification No.)                                        of Incorporation)


                                208 Harbor Drive
                        Stamford, Connecticut 06912-0061
             (Address of Principal Executive Offices, with Zip Code)

                                 (203) 973-6700
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On December 26, 2004, META Group, Inc., a Delaware corporation ("META") entered into an Agreement and Plan of Merger dated as of December 26, 2004 (the "Merger Agreement") by and among Gartner, Inc., a Delaware corporation ("Gartner"), Green Falcon, Inc., a Delaware corporation and a wholly-owned subsidiary of Gartner ("Sub"), and META. Pursuant to the Merger Agreement, Sub will be merged with and into META (the "Merger"), with META surviving the Merger as a wholly owned subsidiary of Gartner. The aggregate value of the transaction is approximately $162 million. The purchase price will be paid in cash at closing.

     The transaction has been approved by both companies' boards of directors and is subject to the approval of META's stockholders, regulatory approvals and customary closing conditions.

     The foregoing description of the Merger and the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

     On December 27, 2004, META announced the above by press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (c)  2.1   Agreement and Plan of Merger, dated as of December 26, 2004, by and among Gartner, Green Falcon, Inc. and META.

          99.1 Joint Press Release, dated December 27, 2004, announcing the Merger.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     META Group, Inc.



Date:  December 29, 2004                             By:/s/ John Riley
                                                        -----------------------
                                                        John Riley
                                                        Chief Financial Officer

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                                META GROUP, INC.

                                INDEX TO EXHIBITS



    Exhibit Number                              Description
    --------------                              -----------

          2.1 Agreement and Plan of Merger, dated as of December 26, 2004, by and among Gartner, Green Falcon, Inc. and META.

         99.1 Joint Press Release, dated December 27, 2004, announcing the Merger.